                                                                   EXHIBIT 10.26

                                                                [EXECUTION COPY]

                 AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

         This AMENDMENT NO. 1 AND WAIVER dated as of October 16, 2003 (this "Amendment"), among HLI OPERATING COMPANY, INC., a Delaware corporation (the "Borrower"), HAYES LEMMERZ INTERNATIONAL, INC., a Delaware corporation (the "Holdings"), and CITICORP NORTH AMERICA, INC. ("CNAI"), as Administrative Agent (as defined below) on behalf of each Lender executing a Lender Consent (as defined below) amends certain provisions of the Credit Agreement, dated as of June 3, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, CNAI, as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as Syndication Agent for the Lenders and the Issuers, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent for the lenders and issuers, CITIGROUP GLOBAL MARKETS INC. and LEHMAN BROTHERS INC., as Joint Book-Running Lead Managers and Joint Lead Arrangers.

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement;

         WHEREAS, the Borrowers and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;

         WHEREAS, pursuant to Section 11.1(a) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein; provided that the amendments set forth in Section 2.1 (Applicable Margin) below shall also require the consent of each Lender in respect of which the rate of interest on any Loan outstanding to such Lender is being reduced by the terms of this Agreement (in each case, such Lenders, the "Affected Lenders").

         NOW, THEREFORE, in consideration of the above premises, the Borrowers and the Administrative Agent, at the direction of the Lenders constituting the Requisite Lenders, and, in the case of Section 2.1 (Applicable Margin), below, the Affected Lenders, agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                   ARTICLE II
                             AMENDMENT TO ARTICLE I
                                  (DEFINITIONS)

     Section 2.1 APPLICABLE MARGIN. The definition of "Applicable Margin" shall be amended and restated in its entirety as set forth below:

                  "Applicable Margin" means (a) with respect to Term Loans maintained as (i) Base Rate Loans, a rate equal to 2.75% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 3.75% per annum and (b) (i) during the period commencing on the Closing Date and ending on five Business Days after the receipt by the Administrative Agent of the Financial Statements for the second full Fiscal Quarter ending after the Closing Date required to be delivered pursuant to Section 6.1(b) or (c) (Financial Statements), as applicable, with respect to Revolving Loans, maintained as (A) Base Rate Loans, a rate equal to 2.50% per annum and (B) Eurocurrency Rate Loans, a rate equal to 3.50% per annum and, (ii) thereafter with respect to Revolving Loans, a per annum rate equal to the rate set forth below opposite the applicable Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to
                  Section 6.1(b) or (c) (Financial Statements) set forth below:

---------------------------------------------- ---------------- ---------------
Leverage Ratio                                 Base Rate Loans  Eurocurrency
                                                                Rate Loans
---------------------------------------------- ---------------- ---------------
Greater than or equal to 3.25 to 1             2.75%            3.75%
---------------------------------------------- ---------------- ---------------
Less than 3.25 to 1 and equal to or greater    2.50%            3.50%
than
2.75 to 1
---------------------------------------------- ---------------- ---------------
Less than 2.75 to 1 and equal to or greater    2.25%            3.25%
than
2.25 to 1
---------------------------------------------- ---------------- ---------------
Less than 2.25 to 1 and equal to or greater    2.00%            3.00%
than
1.75 to 1
---------------------------------------------- ---------------- ---------------
Less than 1.75 to 1                            1.75%            2.75%
---------------------------------------------- ---------------- ---------------

                  Changes in the Applicable Margin resulting from a change in the Leverage Ratio or the last day of any subsequent Fiscal Quarter shall become effective five Business Days after delivery by the Borrower to the Administrative Agent of new Financial Statements pursuant to Section 6.1(b) or (c) (Financial Statements), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), if the Borrower shall fail to deliver such Financial Statements within any of the time periods specified in Section 6.1(b) or (c) (Financial Statements), the Applicable Margin from and including the first day after the date on which such Financial Statements were required to be delivered pursuant to Section 6.1(b) or
                  (c) (Financial Statements), as the case may be, to but not including the date the Borrower delivers to the Administrative Agent such Financial Statements shall conclusively equal the highest possible Applicable Margin provided for in this definition.

         Section 2.2 NEW DEFINITIONS. The following definitions shall be inserted in the correct alphabetical order in Section 1.1:

                           "Amendment No. 1" means Amendment No. 1 to the
                  Agreement dated as of October 16, 2003 among the Borrowers, Holdings and the Administrative Agent on behalf of each Lender that delivered to the Administrative Agent an executed Acknowledgment and Consent in the form attached as Exhibit B to Amendment No. 1.

                           "Amendment No. 1 Effective Date" means October 20,
                  2003.

                                  ARTICLE III
                             AMENDMENT TO ARTICLE II
                                (THE FACILITIES)

         Section 3.1 LETTERS OF CREDIT. Section 2.5(c) (Letters of Credit) shall be amended by deleting the words "five Letters of Credit" therefrom and inserting the words "ten Letters of Credit" in their place.

         Section 3.2 OPTIONAL PREPAYMENTS. Section 2.9(b) (Optional Prepayments) shall be amended and restated in its entirety as follows:

                           (b) Term Loans. The Borrower may, upon at least three
                  Business Days' prior notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of the Term Loans, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that if any prepayment of any Eurocurrency Rate Loan is made by the Borrower other than on the last day of an Interest Period for such Loan, the Borrower shall also pay any amounts owing pursuant to Section 2.15(e) (Breakage Costs); provided, further, that each partial prepayment shall be in an aggregate amount not less than $5,000,000 or integral multiples of $1,000,000 in excess thereof and that any such partial prepayment shall be applied to the remaining installments of such outstanding principal amount of the Term Loans in the inverse order of their maturities; and, provided, further, that no prepayment of the Term Loans shall be made hereunder prior to the first anniversary of the Amendment No. 1 Effective Date (except from the Net Cash Proceeds of an Equity Issuance and from Excess Cash Flow, in each case, that is not required to be applied to the Loans pursuant to clause (a) or (b) of Section 2.10 (Mandatory Prepayments)), unless the Borrower shall pay 101% of the principal amount repaid. Upon the giving of such notice of prepayment, the principal amount of the Term Loans specified to be prepaid, and premium thereon (if any), shall become due and payable on the date specified for such prepayment.

         Section 3.3 MANDATORY PREPAYMENTS. Section 2.10(a) (Mandatory Prepayments) shall be amended and restated in its entirety as follows:

                           (a) Upon receipt by Holdings, the Parent, the
                  Borrower or any of its Subsidiaries of Net Cash Proceeds arising (i) from an Asset Sale, Property Loss Event or Debt Issuance, the Borrower shall immediately prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds, and (ii) from an Equity Issuance, the Borrower shall immediately prepay the Loans in an amount equal to 75% of such Net Cash Proceeds (less the amount of any Net Cash Proceeds applied in accordance with the immediately following proviso); provided, however, that the first $25,000,000 of Net Cash Proceeds of an Equity Issuance may be applied to the repayment, redemption or repurchase of Senior Notes. Anything herein to the contrary notwithstanding, prior to the first anniversary of the Amendment No. 1 Effective Date, in making any prepayment hereunder from Net Cash Proceeds of a Debt Issuance the Borrower shall pay 101% of the principal amount repaid. Any such mandatory prepayment shall be applied in accordance with clause (c) below.

         Section 3.4 FEES. Section 2.13 (Fees) shall be amended by inserting a new paragraph (e) at the end thereof as follows:

                           (e) Repricing Fee. In the event that the interest
                  rate of the Term Loan is reduced prior to the first anniversary of the Amendment No. 1 Effective Date, the Borrower shall pay to the Term Loan Lenders holding Term Loans at the time of the effectiveness of such reduction an amount equal to 1.00% of the principal amount of Term Loans then outstanding in accordance with each Term Loan Lender's Ratable Portion of the Term Loan Facility.

                                   ARTICLE IV
                            AMENDMENT TO ARTICLE VIII
                              (NEGATIVE COVENANTS)

         Section 4.1 INDEBTEDNESS.

                  (a) Subsection 8.1(e) shall be amended and restated in its entirety as set forth below:

                           (e) Renewals, extensions, refinancings and refundings
                  of Indebtedness permitted by clause (d) above, this clause (e) or clause (l) below; provided, however, that any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount of, and is on terms (subject to market rates) no less favorable to the Borrower, such Subsidiary, the Administrative Agent, the Lenders or the Issuers, including as to weighted average maturity, than the Indebtedness being renewed, extended, refinanced or refunded;

         Section 4.2 INVESTMENTS.

                  (a) Subsection 8.3(f)(v) shall be amended by deleting the figure "$30,000,000" therefrom and inserting in its place the figure "$40,000,000."

                  (b) Subsection 8.3(m) shall be amended by deleting the figure "euro 12,000,000" therefrom and inserting in its place the figure "$15,000,000."

         Section 4.3 SALE OF ASSETS.

                  (a) Subsection 8.4(j) shall be amended by deleting the figure "$15,000,000" therefrom and inserting in its place the figure "$25,000,000."

         Section 4.4 PREPAYMENT AND CANCELLATION OF INDEBTEDNESS. Section 8.6(b) shall be amended and restated in its entirety as set forth below:

                  (b) Neither Holdings nor the Borrower shall, nor shall they permit any of their respective Subsidiaries to, (a) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness; provided, however, that the Borrower and its Subsidiaries may
                  (i) prepay the Obligations in accordance with the terms of this Agreement, (ii) make regularly scheduled or otherwise required repayments or redemptions of Indebtedness permitted pursuant to Section 8.1(b), (iii) prepay any Indebtedness payable to the Borrower by any of its Subsidiaries, (iv) prepay any Intercompany Obligations, (v) renew, extend, refinance and refund Indebtedness, so long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(e) (Indebtedness), (vi) make payments in connection with the termination of Hedging Contracts in the ordinary course of business, (vii) prepay Indebtedness secured by an asset upon its sale in compliance with Section 8.4 (Sale of Assets),
                  (viii) prepay Indebtedness of Foreign Subsidiaries and (ix) prepay, redeem or purchase up to $25,000,000 of the Senior Notes from the Net Cash Proceeds of an Equity Issuance as described in the proviso to clause (a) of Section 2.10 (Mandatory Repayments).

         Section 4.5 AMENDMENTS, WAIVERS, ETC. Clause (v) of Section 11.1(a) (Amendments, Waivers, Etc.) is hereby amended and restated in its entirety as follows:

                  (v) reduce the rate of interest on any Loan or Reimbursement Obligation outstanding to such lender or any fee or premium payable to such Lender;

         Section 4.6 AMENDMENTS, WAIVERS, ETC. Section 11.1(c) (Amendments, Waivers, Etc.) shall be amended by inserting at the end thereof the following sentence:

                  Anything herein to the contrary notwithstanding, the purchase price payable pursuant to this Section 11.1(c) for the Commitments, Term Loans and Revolving Credit Outstandings of a Non-Consenting Lender shall be increased by 1.00% of the principal balance of the Term Loans held by such Non-Consenting Lender, in the case of any Proposed Change that
                  (i) becomes effective prior to the first anniversary of the Amendment No. 1 Effective Date and (ii) (A) reduces the interest rate in respect of the Term Loans, (B) reduces the premium payable hereunder in respect of the Term Loans pursuant to Section 2.9 (Optional Prepayments) or Section 2.10 (Mandatory Prepayments) or (C) reduces the fee payable to any Term Loan Lender pursuant to Section 2.13(e)(Fees).

                                   ARTICLE V
                             AMENDMENT TO SCHEDULE I

         Section 5.1 SCHEDULE I (COMMITMENTS). The column titled "Term Loan Facility Commitment" on Schedule I (Commitments) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I hereto.

         Section 5.2 SCHEDULE 7.13 (POST CLOSING COVENANTS). Annex A to Schedule
7.13 (Post Closing Covenants) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule II hereto.

                                   ARTICLE VI
                              WAIVER OF SECTION 7.1
                   (PRESERVATION OF CORPORATE EXISTENCE, ETC.)

         Section 6.1 The provisions of Section 7.1 (Preservation of Corporate Existence, Etc.) are hereby waived solely to the extent necessary to permit the dissolution and liquidation of (a) Motorwheel Corporation of Canada Limited and
(b) EMAC R&D Corporation.

                                  ARTICLE VII
                    CONDITIONS PRECEDENT TO THE EFFECTIVENESS
                            OF THIS AMENDMENT NO. 1.

         Section 7.1 GENERAL EFFECTIVENESS. This Amendment No. 1 shall become effective, on the date each of the following conditions precedent is satisfied or duly waived by the Requisite Lenders and each Term Loan Lender (the "Amendment Effective Date"):

                 (a) Documentation. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment

Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

                  (i) this Amendment No. 1 executed by the Borrower and Holdings;

                  (ii) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;

                  (iii) Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a "Lender Consent"), executed by the Lenders constituting the Requisite Lenders and the Term Loan Lenders;

                  (iv) such additional documentation as the Administrative Agent may reasonably require.

         (b)      Fees and Expenses. The Borrower shall have paid:

                  (i) to each Term Lender holding Term Loans on the Amendment Effective Date that submitted a Lender Consent executed by such Term Lender on or before 5:00 p.m. (New York City time) on October 16, 2003, an amendment fee equal to .125% of the principal balance of the Term Loans held by such Term Lender on the Amendment Effective Date; and

                  (ii) all outstanding fees (including any amendment fee), costs and expenses owing to the Administrative Agent, including the reasonable fees, expenses and disbursements of all legal counsel for the Administrative Agent.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.1 SUBSIDIARY GUARANTORS. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the Consent and Agreement in the form attached hereto as Exhibit A sets forth the true and correct name of each Subsidiary Guarantor.

         Section 8.2 REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) Except as specifically amended or waived above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and all obligations and liabilities of the Loan Parties thereunder shall remain in full force and effect and each of which is hereby reaffirmed.

                  (b) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender, any Issuer, or the Administrative Agent under the Credit Agreement or any Loan Document nor constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document.

                  (c) This Amendment No. 1 is a Loan Document.

         Section 8.3 COSTS AND EXPENSES. The Borrowers agree to pay on demand in accordance with the terms of Section 11.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 1, and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP and other counsel for the Administrative Agent with respect thereto.

         Section 8.4 TITLES. The Section titles contained in this Amendment No. 1 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 8.5 EXECUTION IN COUNTERPARTS. This Amendment No. 1 may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

         Section 8.6 NOTICES. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

         Section 8.7 SEVERABILITY. If any term or provision set forth in this Amendment No. 1 shall be invalid or unenforceable, the remainder of this Amendment No. 1, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

         Section 8.8 SUCCESSORS. The terms of this Amendment No. 1 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

         Section 8.9 GOVERNING LAW. This Amendment No. 1 shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [signature pages follow]

         IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed on the date set forth above.

                                       HLI OPERATING COMPANY INC.,
                                       as Borrower


                                       By: /s/ Gary J. Findling
                                          --------------------------------------
                                       Name:  Gary J. Findling
                                       Title: Treasurer


                                       HAYES LEMMERZ INTERNATIONAL, INC.,
                                       as Holdings


                                       By: /s/ Gary J. Findling
                                          --------------------------------------
                                       Name:  Gary J. Findling
                                       Title: Treasurer



                                       CITICORP NORTH AMERICA INC.,
                                       as Administrative Agent


                                       By: /s/ Thomas Halsch
                                          --------------------------------------
                                       Name:  Thomas Halsch
                                       Title: Director





                                AMENDMENT NO. 1

                                   SCHEDULE I
                                   TERM LOANS



                                        LENDER                                      TERM LOAN
                                        ------                                      ---------
                             Pacifica Cdo II Ltd                                $    1,999,999.99
                             Centurion Cdo II, LTD                              $      500,000.02
                             Centurion Cdo VI                                   $      500,000.02
                             Kzh Cypresstree Funding Llc                        $    1,250,000.01
                             Kzh Ing-2 1                                        $    1,250,000.01
                             Kzh Sterling llc                                   $      999,999.99
                             Sequils-Centurion V, I LTD                         $      500,000.02
                             Ag Capital Funding Partners                        $    3,500,000.01
                             Northwoods Capital II, LTD                         $    3,500,000.01
                             Northwoods Capital III, LTD                        $    5,000,000.02
                             Northwoods Capital, LTD                            $    3,999,999.98
                             Ares IV CLO LTD                                    $    2,500,000.01
                             Ares Leveraged Investment Fund II LP               $    5,000,000.02
                             Ares V Clo Ltd.                                    $    2,250,000.00
                             Ares Vi CLO Ltd                                    $    2,250,000.00
                             Ares VII                                           $    2,999,999.00
                             Venture Cdo 2002 Limited                           $    1,999,999.99
                             Black Diamond Clo 2000-1 LTD                       $    5,000,000.02
                             Black Diamond Limited 1998-1 LTD                   $    5,000,000.02
                             Toronto Dominion Bank                              $    5,000,000.02
                             Callidus Debt Partners CDO Fund                    $    1,999,999.99
                             Stanwich Loan Funding                              $    1,500,000.01
                             Toronto Dominion Life (New York),                  $    1,500,000.01
                             Trumbull Thc, Ltd                                  $    1,999,999.99
                             Commerzbank Ag                                     $    9,999,999.99
                             Csam Funding III                                   $    1,999,999.99
                             First Dominion Finance I                           $    2,999,999.99
                             First Dominion Funding III                         $    2,999,999.99
                             First Dominion II                                  $    1,999,999.99
                             Hewett's Island CDO, Ltd                           $    1,999,999.99
                             Denali Capital CLO II, LTD                         $    1,999,999.99
                             Denali Capital CLO III, LTD                        $    2,999,999.99
                             Apex I (IDM) CDO I, LTD                            $    1,999,999.99
                             Babson Clo ltd                                     $    1,135,135.15
                             Bill & Melinda Gates Partners                      $      567,567.56
                             Elc (Cayman) LTD                                   $    1,135,135.15
                             Elc (Cayman) LTD. 1999-II                          $    1,135,135.15
                             Elc (Cayman) LTD. 1999-III                         $      756,756.74
                             Elc (Cayman) LTD. 2000-I                           $      756,756.74
                             Elc (Cayman) Ltd. CDO Series 1999-I                $    1,513,513.51
                             Maplewood (Cayman) Limited Investment              $    1,513,513.51
                             Massachusetts Mutual Life Insurance                $    2,459,459.45
                             Suffield Clo, Limited                              $    1,513,513.52
                             Tryon Clo Ltd.                                     $    1,513,513.52
                             Costantinus Eaton Limited Cdo V, LTD               $    2,500,000.01
                             Eaton Vance CDO III, LTD                           $    1,749,999.98
                             Eaton Vance CDO IV, LTD                            $    1,500,000.01
                             Eaton Vance CDO VI, LTD                            $    2,999,999.99

                                AMENDMENT NO. 1

                                        LENDER                                      TERM LOAN
                                        ------                                      ---------
                             Eaton Vance Institutional Senior Loan              $    1,749,999.98
                             Eaton Vance Limited Duration                       $    6,000,000.01
                             Eaton Vance Senior Income Trust                    $    2,250,000.00
                             Grayson & Co                                       $    5,499,999.99
                             Oxford Strategic Income Fund                       $      500,000.02
                             Senior Debt Portfolio                              $   10,250,000.01
                             Foothill Income Trust II                           $    9,999,999.99
                             Franklin Clo I Ltd                                 $    1,999,999.99
                             Franklin Clo II Limited                            $    2,999,999.99
                             Franklin Clo III, LTD                              $    5,000,000.02
                             Franklin Clo IV, LTD                               $    2,999,999.99
                             Franklin Floating Daily Access                     $      999,999.99
                             Franklin Floating Rate Master Series               $    1,999,999.99
                             Franklin Floating Rate Trust                       $    9,000,000.00
                             General Electric Capital Corporation               $   17,000,000.01
                             Goldentree High Yield Opportunities I              $    3,999,999.98
                             Goldentree High Yield Opportunities II             $    3,999,999.98
                             Goldentree Loan Opportunities I, LTD               $    3,999,999.98
                             Goldentree Loan Opportunities II, LTD              $    2,999,999.99
                             Harch Clo I Ltd.                                   $      999,999.99
                             Blue Square Funding LTD                            $      999,999.99
                             Elf Funding Trust I                                $      999,999.99
                             Emerald Orchard Limited                            $      999,999.99
                             Highland Legacy Ltd                                $      999,999.99
                             Highland Loan Funding V                            $      999,999.99
                             Kzh Highland-2 Llc                                 $      999,999.99
                             Pamco Cayman LTD                                   $      999,999.99
                             Restoration Funding CLO, Ltd                       $      999,999.99
                             Ing Prime Rate Trust                               $    5,000,000.02
                             Ing Senior Income Fund                             $    1,500,000.01
                             Ml Clo XV Pilgrim America                          $    2,500,000.01
                             Ml Clo XX Pilgrim America (Cayman), LTD            $    1,999,999.99
                             Pilgrim Clo  1999-1 LTD                            $    2,999,999.99
                             Sequils-Pilgrim I Limited                          $    1,999,999.99
                             Aeries Finance II                                  $      800,000.01
                             Aim Floating Rate Fund                             $    1,299,999.98
                             Amara I Finance Ltd                                $      500,000.02
                             Amara-2 Finance Ltd.                               $      900,000.00
                             Avalon Capital ltd                                 $    1,600,000.01
                             Avalon Capital ltd-2                               $    1,600,000.01
                             Charter View Portfollio                            $    3,500,000.01
                             Diversified Credit Portfollio LTD.                 $      299,999.99
                             Invesco Cbo 2001-1 Ltd                             $      500,000.02
                             Invesco European CDO I S.A                         $      749,999.99
                             Oasis Collateralized High Income                   $      999,999.99
                             Saratoga Clo I, Limited                            $      749,999.99
                             Sequils Liberty LTD                                $    1,500,000.01
                             Continental Assurance Opportunities                $    2,500,000.01
                             Continental Casualty Company                       $   37,500,000.01
                             Elf Funding Ltd III                                $    2,500,000.01
                             New York Life Insurance and Annuity corp           $    7,000,000.01
                             Nylim Flatiron CLO 2003-1 LTD                      $    2,500,000.01

                                        LENDER                                      TERM LOAN
                                        ------                                      ---------
                             Harbourview Clo IV                                 $      999,999.99
                             Harbourview Clo V                                  $      999,999.99
                             Oppenheimer Senior Floating  Rate Fund             $    1,999,999.99
                             Orix Funding LLC                                   $   10,999,999.99
                             Seaboard Clo 2000 Ltd                              $    2,999,999.99
                             Addison Cdo, Limited                               $    1,999,999.99
                             Athena Cdo, ltd                                    $    1,500,000.01
                             Bedford Cdo, Limited                               $    1,500,000.01
                             Captiva IV Finance LTD                             $    1,999,999.99
                             Catalina Cdo Ltd.                                  $      999,999.99
                             Delano Company Clo                                 $    2,500,000.01
                             Jissekikun Funding, LTD                            $    1,500,000.01
                             Royalton Company                                   $    1,999,999.99
                             Sequils Magnum, LTD                                $    1,999,999.99
                             Waveland-Ingots, LTD                               $    1,999,999.99
                             Wrigley Cdo, LTD                                   $    1,999,999.99
                             Putnam Diversified Income Trust                    $    1,275,000.01
                             Putnam High Yield Advantage Fund                   $      277,499.99
                             Putnam High Yield Trust                            $      637,499.99
                             Putnam Master Income Trust                         $       97,499.99
                             Putnam Master Intermediate Income Trust            $      180,000.00
                             Putnam Premier IncomeTrust                         $      247,500.00
                             Putnam Variable Trust-PVT Diversified              $      150,000.01
                             Putnam Variable Trust-PVT High Yield               $      135,000.00
                             R2 Investments, LDC                                $   15,000,000.01
                             Trs Leda Iii                                       $   50,000,000.02
                             Castle Hill Clo III, Ltd                           $    2,500,000.01
                             Castle Hill II-Ingots ltd                          $    1,999,999.99
                             Great Point CLO 1999-1 LTD.                        $    2,999,999.99
                             Harbour Town Funding LLC                           $    3,500,000.01
                             Race Point CLO Limited                             $    3,500,000.01
                             Race Point II, CLO                                 $    2,999,999.99
                             Sankaty High Trust Partners II, L.P                $    7,499,999.99
                             Quantum Partners LDC                               $    5,000,000.02
                             First Sunamerica Life Insurance                    $    3,200,000.02
                             Galaxy Clo 1999-1, LTD                             $    1,400,000.02
                             Galaxy Clo CLO 2003-1                              $    1,179,999.99
                             Kzh Riverside LLC                                  $      540,000.00
                             Kzh Soleil 2 Llc                                   $    1,119,999.98
                             Kzh Soleil Llc                                     $      559,999.99
                             Inner Harbor CBO 2001-1 LTD                        $    1,999,999.99

                                   SCHEDULE II

                            ANNEX A TO SCHEDULE 7.13



                                 AMENDMENT NO. 1

                                    EXHIBIT A

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 1 and agrees that the terms of this Amendment No. 1 shall not affect in any way its obligations and liabilities under any Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                  HLI PARENT COMPANY, INC.
                  HAYES LEMMERZ INTERNATIONAL -    BOWLING GREEN, INC.
                  HAYES LEMMERZ INTERNATIONAL -    BRISTOL, INC.
                  HAYES LEMMERZ INTERNATIONAL -    CADILLAC, INC.
                  HAYES LEMMERZ INTERNATIONAL -    CALIFORNIA, INC.
                  HAYES LEMMERZ INTERNATIONAL -    CMI, INC.
                  HAYES LEMMERZ INTERNATIONAL -    COMMERCIAL HIGHWAY, INC.
                  HAYES LEMMERZ INTERNATIONAL -    EQUIPMENT & ENGINEERING, INC.
                  HAYES LEMMERZ INTERNATIONAL -    GEORGIA, INC.
                  HAYES LEMMERZ INTERNATIONAL -    HOMER, INC.
                  HAYES LEMMERZ INTERNATIONAL -    HOWELL, INC.
                  HAYES LEMMERZ INTERNATIONAL -    HUNTINGTON, INC.
                  HAYES LEMMERZ INTERNATIONAL -    KENTUCKY, INC.
                  HAYES LEMMERZ INTERNATIONAL -    LAREDO, INC.
                  HAYES LEMMERZ INTERNATIONAL -    MEXICO, INC.
                  HAYES LEMMERZ INTERNATIONAL -    MONTAGUE, INC.
                  HAYES LEMMERZ INTERNATIONAL -    OHIO, INC.
                  HAYES LEMMERZ INTERNATIONAL -    PCA, INC.
                  HAYES LEMMERZ INTERNATIONAL -    PETERSBURG, INC.
                  HAYES LEMMERZ INTERNATIONAL -    SEDALIA, INC.
                  HAYES LEMMERZ INTERNATIONAL -    SOUTHFIELD, INC.
                  HAYES LEMMERZ INTERNATIONAL -    TECHNICAL CENTER, INC.
                  HAYES LEMMERZ INTERNATIONAL -    TEXAS, INC.
                  HAYES LEMMERZ INTERNATIONAL -    TRANSPORTATION, INC.
                  HAYES LEMMERZ INTERNATIONAL -    WABASH, INC.
                  HLI BRAKES HOLDING COMPANY, INC.
                  HLI COMMERCIAL HIGHWAY HOLDING COMPANY, INC.
                  HLI POWER TRAIN HOLDING COMPANY, INC.
                  HLI REALTY, INC.
                  HLI SERVICES HOLDING COMPANY, INC.
                  HLI WHEELS HOLDING COMPANY, INC.
                  HLI - SUMMERFIELD REALTY CORP.


             By: /s/ Gary J. Findling
                 ----------------------------------
             Name:  Gary J. Findling
             Title: Treasurer



                     Guarantors' Consent to Amendment No. 1

                                    EXHBIT B

                           ACKNOWLEDGEMENT AND CONSENT

To:      Citicorp North America, Inc.
         388 Greenwich Street
         New York, New York  10013
         Attention:  Mr. Shapleigh Smith

Re: HLI Operating Company, Inc.

         Reference is made to the Credit Agreement, dated as of June 3, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HLI Operating Company, Inc., a Delaware corporation, as Borrower, Hayes Lemmerz International, Inc., a Delaware corporation, as Holdings, the Lenders (as defined therein), the Issuers (as defined therein), Citicorp North America, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), Lehman Commercial Paper, Inc., as syndication agent for the Lenders and the Issuers, and General Electric Capital Corporation as documentation agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

         The Borrower has requested that the Lenders consent to an Amendment and Waiver to the Credit Agreement on the terms described in Amendment No. 1 and Waiver to the Credit Agreement ("Amendment No. 1"), the form of which is attached hereto.

         Pursuant to Section 11.1(a) of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 1 and authorizes the Administrative Agent to execute and deliver Amendment No. 1 on its behalf.

                                         Very truly yours,

                                         ---------------------------------------
                                         (NAME OF LENDER)

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated as of October __, 2003



                          ACKNOWLEDGEMENT AND CONSENT